                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER  YEAR: 2001


                 MONTH                     7/16/01-8/31/01    9/30/01         10/31/01        11/30/01       12/31/01
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $  36,458,061    $  23,943,367   $  21,691,268   $  21,898,981   $ 18,571,799    $   --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $  (5,663,895)   $  (6,254,090)  $  (1,550,037)  $  (4,402,886)  $ (1,583,651)   $   --

NET INCOME (LOSS) (MOR-6)                  $ (12,537,900)   $ (10,767,435)  $  (5,850,757)  $  (8,543,837)  $ (5,648,707)   $   --

PAYMENTS TO INSIDERS (MOR-9)               $     173,179    $     188,763   $     156,110   $     106,743   $    204,995    $   --

PAYMENTS TO PROFESSIONALS (MOR-9)          $          --    $      11,243   $   1,408,481   $     802,884   $    683,788    $   --

TOTAL DISBURSEMENTS (MOR-7)                $  98,519,611    $  60,972,958   $  72,465,946   $  64,901,653   $ 62,720,965    $   --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         1/18/02

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.       TYPE OF INSURANCE              AMOUNTS/LIMITS             INSURANCE CO.       TERM        EXPIRE    EXPOSURE BASE
---       -----------------              --------------             -------------       ----        ------    -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.       1 year      7/1/02    Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.       1 year      7/1/02    Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd          1 year      7/1/02    Annual revenues and
      Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                              remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.         1 year      7/1/02    Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global       1 year      7/1/02    Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's              1 year      7/1/02    Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich               1 year      7/1/02    Flat charge

  8   Excess Liability          $50,000,000                        AIG                  1 year      7/1/02    Flat Charge



NO.       TYPE OF INSURANCE           ANNUAL PREMIUM
---       -----------------           --------------

  1   Workers Compensation       $195,653 - Audit at (AFCO)
                                 expiration. Plus all losses within
                                 deductible.

  2   Automobile Liability       $92,955 (AFCO)



  3   Excess Liability           $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR   1/2 on 1/1/02.


  4   Excess Liability           Included



  5   Excess Liability           $295,000



  6   Excess Liability           $241,886



  7   Excess Liability           $109,210

  8   Excess Liability           $80,938

                                                                    Page 4 of 15
                                                                         1/18/02


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution per             London                                     chartered vessels.
      Liability                 occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk.   Sublimits:  Flood -                                               Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.


NO.       TYPE OF INSURANCE                                     ANNUAL PREMIUM
---       -----------------                                     --------------
  9   Excess Liability                             $62,500

 10   Marine Terminal                              $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability                      $57,375



 12   Excess Marine Liability                      $21,250



 13   Property Damage,                             Annual  -  Financed through AFCO.
      Business Interruption                        $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers                         $316,000 (15 mos.)
      Liability


 15   Excess Directors &                           $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers                         $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 15
                                                                         1/18/02


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------
 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance                                   registered tonnage
                                CERCLA -  $5,000,000               Syndicate

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing  Declared shipment
                                $1,000,000 any one barge                                                       values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02   Various
                                Ded. $250,000 per occurrence

 23   Environmental             $4,000,000 per loss                                      1 year     1/15/02   Loss Potential
      Impairment Liability      $8,000,000 aggregate               ECS
      (Petrochem & Fibers)                                         (Indian Harbor)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


NO.       TYPE OF INSURANCE                                   ANNUAL PREMIUM
---       -----------------                                   --------------
 17   Employee Dishonesty &                        $14,450
      Depositor's Forgery

 18   Hull & Machinery and                         $29,378 (AFCO)
      Protection & Indemnity






 19   Pollution Insurance                          $4,258 (AFCO)




 20   Marine and Railroad Cargo                    $40,000 Annual Approx.

 21   Duty Drawback Bond                           $2,875


 22   Fiduciary                                    $22,000 - Financed through Imperial.

 23   Environmental                                $106,200 - Financed through AFCO.
      Impairment Liability
      (Petrochem & Fibers)

 24   Closure/Post Closure                         $40,610
      Bonds - Petrochem


      ANNUAL TOTAL:                                     $3,459,260 *


      *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

STERLING CHEMICALS, INC. CASE #01-37806-H4-11

VENDOR                                  AMOUNT          ORDER
Nooter Fabricators, Inc.                $234,779.00      mechanical lien
Burlington Northern Santa Fe Railroad   $  3,056.94      shippers
                                        -----------
    TOTAL                               $237,835.94
                                        ===========

TOTAL DEBTOR PREFILE LIAB. PAID         $237,835.94
SUMMARY

Shippers                                $  3,056.94
Mechanical Lien                         $234,779.00
                                        -----------
TOTAL                                   $237,835.94
                                        ===========

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 31, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     170                $     623              $       -                 $     412
        Trade accounts receivable, net              -                   46,523                     48                     2,692
        Other Receivables                           -                    1,338                      -                     3,694
        Due from affiliates                     1,205                   21,376                 12,707                         -
        Inventories                                 -                   32,612                      -                     8,645
        Prepaid expenses                           33                    3,242                      -                        85
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,408                  105,714                 12,755                    15,528

Property, plant and equipment, net                  -                  123,768                  3,137                     6,168
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,700                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,101                      -                     1,354
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,333                $ 360,818              $  21,592                 $  23,050
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  64                  117,036                  1,719                     2,775
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   27,178                      -                     6,825
        Unsecured debt                        186,538                  298,839                  1,110                    70,986
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     28,155                  (16,141)                     -                    16,133
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital             (1,792)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                  (41,380)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,497)                  (3,398)                 3,429                    (1,328)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (2)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (177,424)                (492,221)                18,100                  (131,383)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (177,424)                (494,758)                18,763                  (131,383)

TOTAL LIABILITIES AND EQUITY                $  37,333                $ 360,818              $  21,592                 $  23,050
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      19             $       -                 $     147
        Trade accounts receivable, net             -                     3,141                   962                     5,510
        Other Receivables                          -                     4,367                     -                         -
        Due from affiliates                    2,884                    50,168                   492                     4,004
        Inventories                                -                         -                   300                     1,626
        Prepaid expenses                        (283)                        -                     -                       492
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,601                    57,695                 1,754                    11,779

Property, plant and equipment, net                 -                         -                     -                    43,307
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,659                 1,608                         -
Other assets                                   2,686                     5,796                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,287                 $ 359,150             $   3,362                 $  55,086
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 42                    19,947                   632                     1,704
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          436                     8,010                     -                         -
        Unsecured debt                           840                   265,049                   170                    62,478
        Other / Intercompany                       -                     5,435                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 3,867                     1,608
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (462)                      755                  (430)                      205
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 317                    (6,443)                2,560                    (9,096)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       317                    (6,443)                2,560                    (9,096)

TOTAL LIABILITIES AND EQUITY                $  5,287                 $ 359,150             $   3,362                 $  55,086
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,371
        Trade accounts receivable, net              -                 58,876
        Other Receivables                           -                  9,399
        Due from affiliates                   (93,878)                (1,042)
        Inventories                                 -                 43,183
        Prepaid expenses                            -                  3,569
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (93,878)               115,356

Property, plant and equipment, net                  -                176,380
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,200
Investments in Subs                          (381,607)                45,455
Other assets                                       (1)                45,801
                                            --------------------------------

TOTAL ASSETS                                $(475,486)             $ 390,192
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (34,086)               109,833
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (7,261)                35,188
        Unsecured debt                       (132,060)               753,950
        Other / Intercompany                 (201,020)                 5,435
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 28,147
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,185)              (546,056)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (41,003)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (2)
                                            --------------------------------
                                              (40,186)              (835,113)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,186)              (837,650)

TOTAL LIABILITIES AND EQUITY                $(475,486)             $ 390,192
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      --------------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01     10/31/01        11/30/01          12/31/01       MONTH
                                      --------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $    28,667   $   34,262  $       29,556  $   7,603        $      25,602   $       --
ROYALTY AND REVENUE PAYABLE                       --           --              --         --                   --           --
NOTES PAYABLE - INSURANCE                         --           --              --         --                   --           --
TAX PAYABLE:                                      --                           --         --                   --           --
    Federal Payroll Taxes                         --           --              --        260                   --           --
    State Payroll & Sales                         48           33              45         39                  178           --
    Ad Valorem Taxes                              --           --              --         --                   --           --
    Other Taxes                                  925        1,550           2,175      2,800        $       3,383           --
TOTAL TAXES PAYABLE                      $       973   $    1,583  $        2,220  $   3,099                3,561   $       --
SECURED DEBT POST-PETITION                    41,472       42,229          44,780     49,084               51,301           --
ACCRUED INTEREST PAYABLE                         234          263             299        469                  436           --
*ACCRUED PROFESSIONAL FEES:                    2,000        4,000           4,802      4,798                4,714           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        22,593       21,744          21,729     22,520               31,422           --
  2.  Lease Operating Expenses/Capital            --           --              --         --                   --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    95,939   $  104,081  $      103,386  $  87,573        $     117,036   $       --
==================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      12/31/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 23,354   $  23,186     $      26   $       (3)   $       145   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 23,354   $  23,186     $      26   $       (3)   $       145   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 46,115    $ 46,115     $     --   $     --   $     --   $     --

        31-60           498         498           --         --         --         --

        61-90         4,527       4,527           --         --         --         --

        91 +         19,372      19,372           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 70,512    $ 70,512     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING DECEMBER 31, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       18,571,799    $          179,201    $        1,466,000
TOTAL COST OF REVENUES                                         --            16,717,896               179,201             1,369,762
GROSS PROFIT                                   $               --    $        1,853,903    $               --    $           96,238
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              967    $        1,546,382    $               --    $          109,497
  Insiders Compensation                                        --               204,995                    --                    --
  Professional Fees                                            --             1,092,450                    --                    --
  Other (Earnings in Joint Venture)                            --               593,727              (593,727)                   --

TOTAL OPERATING EXPENSE                        $              967    $        3,437,554    $         (593,727)   $          109,497
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (967)   $       (1,583,651)   $          593,727    $          (13,259)
INTEREST EXPENSE (includes amort of debt fees)            127,747             2,182,153                    --               614,434
DEPRECIATION                                                   --             1,882,903                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          127,747    $        4,065,056    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $         (128,714)   $       (5,648,707)   $          593,727    $         (675,264)
INCOME TAXES                                                   --                    --                31,180                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $         (128,714)   $       (5,648,707)   $          562,547    $         (675,264)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,156,830  $           288,348
TOTAL COST OF REVENUES                                          --                54,619              439,474
GROSS PROFIT                                    $           83,333    $        1,102,211   $         (151,126)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           16,503    $          440,050   $          (73,637)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           16,503    $          440,050   $          (73,637)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           66,830    $          662,161   $          (77,489)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,581                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,376   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $            6,165    $           15,785   $          (77,489)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $            6,165    $           15,785   $          (77,489)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,383,414   $         (83,333)    $      25,045,592
TOTAL COST OF REVENUES                                       2,069,558             (83,333)           20,747,177
GROSS PROFIT                                        $        1,313,856   $              --     $       4,298,415
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          627,517   $        (558,861)            2,108,418
  Insiders Compensation                                             --                  --               204,995
  Professional Fees                                                 --                  --             1,092,450
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          627,517   $        (558,861)    $       3,405,863
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          686,339   $         558,861               892,552
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,681,441
DEPRECIATION                                                   405,059                  --             2,844,328
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          405,059   $         558,861     $       6,525,769
=================================================================================================================
NET INCOME BEFORE TAXES                             $          281,280   $              --     $      (5,633,217)
INCOME TAXES                                                        --                  --                31,180
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          281,280   $              --     $      (5,664,397)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                   FILING TO
  DISBURSEMENTS                         8/31/2001(1)     Sep-01        Oct-01        Nov-01        Dec-01      Jan-02       DATE
  -------------                         ------------   ----------    -----------   ----------    -----------   ------   ----------
1. CASH-BEGINNING OF MONTH                9,346,548     1,430,565      1,217,400      159,499       (421,404)      --    11,732,607
                                         ==========    ==========    ===========   ==========    ===========   ======   ===========

RECEIPTS:

2. CASH SALES                                    --            --             --           --             --       --           --

3. COLLECTION OF ACCOUNTS RECEIVABLE     40,926,868    20,950,661     23,372,230   20,886,265     22,270,996       --   128,407,020

4. LOANS & ADVANCES - CIT REVOLVER       32,400,000    30,000,000     35,600,000   31,300,000     29,200,000       --   158,500,000

5. SALE OF ASSETS                                --            --             --           --             --       --           --

6. OTHER (attach list)                   17,276,763     9,809,132     12,435,815   12,134,485      11,415,178      --    63,071,373
                                         ----------    ----------     ----------   ----------     -----------  ------   -----------
TOTAL RECEIPTS                           90,603,630    60,759,793     71,408,045   64,320,750      62,886,174      --   349,978,393
                                         ----------    ----------     ----------   ----------     -----------  ------   -----------

(Withdrawal)Contribution by Individual
   Debtor MFR-2*                                N/A           N/A            N/A          N/A            N/A      N/A           N/A
                                         ==========    ==========    ===========   ==========    ===========   ======   ===========
DISBURSEMENTS:

7. NET PAYROLL                            2,731,080     1,885,987      1,820,918    2,759,985       1,932,984      --    11,130,954

8. PAYROLL TAXES PAID                     1,296,961       929,631        898,310      443,402         870,019      --     4,438,322

9. SALES, USE & OTHER TAXES PAID             32,514        59,392         54,688       55,177          50,776      --       252,548

10.SECURED/RENTAL/LEASES                    150,961       223,715        267,731      179,910         184,920      --     1,007,238

11.UTILITIES                              2,879,979     2,190,006      5,169,539    3,737,135       4,230,558      --    18,207,218

12.INSURANCE                              1,469,518       830,148        452,349      425,842         456,145      --     3,634,002

13.INVENTORY PURCHASES                   11,912,436    10,899,473     12,316,618   12,485,921       8,921,056      --    56,535,504

14.VEHICLE EXPENSES                              --            --             --           --              --      --            --

15.TRAVEL & ENTERTAINMENT                    39,341        31,508         48,462       53,052          64,095      --       236,459

16.REPAIRS, MAINTENANCE & SUPPLIES        1,279,095     1,162,418      1,519,414    1,100,361       1,085,130      --     6,146,418

17.ADMINISTRATIVE & SELLING               2,731,486     1,698,951      3,178,324    3,136,392       3,142,158      --    13,887,310

18.OTHER (attach list)                   73,996,239    41,050,486     45,331,111   39,721,594      41,099,335      --   241,198,764

TOTAL DISBURSEMENTS FROM OPERATIONS      98,519,611    60,961,714     71,057,466   64,098,769      62,037,177      --   356,674,737

19.PROFESSIONAL FEES                             --        11,243      1,368,231      802,884         683,788      --     2,866,146

20.U.S. TRUSTEE FEES                             --            --         40,250           --              --      --        40,250

21.OTHER REORGANIZATION EXPENSES
     (attach list)                               --            --             --           --              --      --            --

                                         ----------    ----------     ----------   ----------     -----------   ------   -----------
TOTAL DISBURSEMENTS                      98,519,611    60,972,958     72,465,946   64,901,653      62,720,965      --    359,581,133
                                         ==========    ==========    ===========   ==========    ===========    ======   ===========

22.NET CASH FLOW                         (7,915,980)     (213,165)    (1,057,901)    (580,903)        165,210      --    (9,602,740)

23.CASH - END OF MONTH (MOR-2)            1,430,565     1,217,400        159,499     (421,404)       (256,194)     --     2,129,867

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7                         *Applies to Individual debtor's only.


per MOR-7                                                       1,430,565.35   1,217,400.33   159,499.29  (421,403.88)  (256,194.38)
per 211 trial balance                                           2,156,824.40   1,222,225.02   926,043.98   527,547.60    622,716.13
                                                                ------------   ------------   ----------  -----------   -----------
difference                                                        726,259.05       4,824.69   766,544.69   948,951.48    878,910.51

g/l acct 10123 - not a good account, s/b zero                         794.70         794.70       794.70       794.70        794.70
g/l acct 10131 - account was closed before filing, bal s/b zero     4,029.99       4,029.99     4,029.99     4,029.99      4,029.99
g/l acct 10199 - cash overdraft reclass of outstanding checks     721,434.36           0.00   761,720.00   944,126.79    874,085.82
                                                                ------------   ------------   ----------  -----------    ----------
reconciled difference                                             726,259.05       4,824.69   766,544.69   948,951.48    878,910.51

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                     8/31/2001(1)      Sep-01        Oct-01       Nov-01       Dec-01     Jan-02          DATE
                                      ------------      ----------   ----------  ----------   -----------  ------      ------------
6.  OTHER RECEIPTS:

    Interest Income                             --          80,302           --          --            --                    80,302

    401(k) Plan Refund                          --              --           --          --            --                        --

    Cobra Insurance Payment                     --              --           --          --            --                        --

    Miscellaneous                          323,832         156,450    1,147,947     181,336       146,500                 1,956,065

    Royalty Owners Trust Account                --              --           --          --            --                        --

    Emission Credits                            --              --           --          --            --                        --

    Account Transfers                   16,952,931       8,360,380   11,197,868   9,047,528    10,348,106                55,906,812

    Intercompany Transfers                      --       1,212,000       90,000   2,905,621       920,573                 5,128,194
                                      ------------      ----------   ----------  ----------   -----------  ------      ------------
   TOTAL OTHER RECEIPTS                 17,276,763       9,809,132   12,435,815  12,134,485    11,415,178      --        63,071,373
                                      ============      ==========   ==========  ==========   ===========  ======      ============
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                     --              --           --          --            --                        --

    Workover Expense                            --              --           --          --            --                        --

    Capital Expenditures                   157,217         352,420      408,428     297,523       558,388                 1,773,976

    Revenue & Royalties                         --              --           --          --            --                        --

    Interest Payment                            --              --       97,161          --            --                    97,161

    Employee Benefits                    1,716,761       1,923,632    2,430,056   1,259,446     1,276,424                 8,606,319

    Severance tax                               --              --           --          --            --                        --

    Pre-petition checks voided
       in current period                   (30,000)             --           --          --            --                   (30,000)

    Account Transfers                   16,952,931       8,360,380   11,197,868   9,047,528    10,348,106                55,906,812

    CIT Revolver Payments               51,857,690      24,100,472   24,983,680  21,322,848    22,948,750               145,213,441

    Intercompany Transfers               3,341,640       6,313,582    6,213,918   7,794,248     5,967,667                29,631,055
                                      ------------      ----------   ----------  ----------   -----------  ------      ------------
TOTAL OTHER DISBURSEMENTS               73,996,239      41,050,486   45,331,111  39,721,594    41,099,335      --       241,198,764
                                      ============      ==========   ==========  ==========   ===========  ======      ============



       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --           539,963           231,521           509,258        (1,715,610)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           15,151,743

  4.  LOANS & ADVANCES - CIT REVOLVER                                               29,200,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --           920,573         2,850,000         7,068,230
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        15,151,743        30,120,573         2,850,000         7,068,230
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             1,932,984                --

  8.  PAYROLL TAXES PAID                                                                                 870,019

  9.  SALES, USE & OTHER TAXES PAID                                                     50,776

  10. SECURED/RENTAL/LEASES                                                                                                184,920

  11. UTILITIES                                                                      4,230,558

  12. INSURANCE                                                                          3,504                             452,641

  13. INVENTORY PURCHASES                                                            8,771,468                             149,588

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                64,095

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,085,130

  17. ADMINISTRATIVE & SELLING                                                         419,050                           2,723,108

  18. OTHER (attach list)                               --        15,691,606        16,837,275                --           883,435
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        15,691,606        30,312,631         2,803,003         5,542,918
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --           683,788

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        15,691,606        30,312,631         2,803,003         6,226,706
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --          (539,863)         (192,058)           46,997           841,525

  23. CASH - END OF MONTH (MOR-2)                       --               100            39,463           556,255          (874,086)

                                                                                     39,563.38        556,254.57       (874,085.82)

                                                                                          0.00              0.00              0.00


  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --            13,465          (421,404)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                7,119,253        22,270,996

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   29,200,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                          421,076             8,799                --           146,500        11,415,178
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   421,076             8,799                --         7,265,753        62,886,174
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         1,932,984

  8.  PAYROLL TAXES PAID                                                                                                   870,019

  9.  SALES, USE & OTHER TAXES PAID                                                                                         50,776

  10. SECURED/RENTAL/LEASES                                                                                                184,920

  11. UTILITIES                                                                                                          4,230,558

  12. INSURANCE                                                                                                            456,145

  13. INVENTORY PURCHASES                                                                                                8,921,056

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                64,095

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,085,130

  17. ADMINISTRATIVE & SELLING                                                                                           3,142,158

  18. OTHER (attach list)                          421,076             8,799                --         7,257,144        41,099,335
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              421,076             8,799                --         7,257,144        62,037,177
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --           683,788

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              421,076             8,799                --         7,257,144        62,720,965
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --             8,608           165,210

  23. CASH - END OF MONTH (MOR-2)                       --                --                --            22,073          (256,194)

                                                                                                       22,073.49

                                                                                                            0.00



MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H4-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,850,000        7,068,230

     Intercompany Transfers                                                   920,573
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER RECEIPTS                                  --           --         920,573       2,850,000        7,068,230
                                             ===========   ==========      ==========       =========        =========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                      558,388

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        521,501                          325,047

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     10,348,106

     CIT Revolver Payments                                 15,691,606              --

     Intercompany Transfers                                                 5,967,667
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER DISBURSEMENTS                             --   15,691,606      16,837,275              --          883,435
                                             ===========   ==========      ==========       =========        =========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             146,500         146,500

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         421,076          8,799                                       10,348,106

     Intercompany Transfers                                                                                    920,573

                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           421,076          8,799              --          146,500      11,415,178
                                               =======      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      558,388

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         421,076          8,799                                        1,276,424

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      10,348,106

     CIT Revolver Payments                                                                   7,257,144      22,948,750

     Intercompany Transfers                                                                                  5,967,667
                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      421,076          8,799              --        7,257,144      41,099,335
                                               =======      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.               CASE NUMBER: 01-37806-H4-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          DECEMBER 2001
                                  ---------------------------------


                                 Closed
BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $           100    $        39,463    $       247,122    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                             55,244           (852,825)

OTHER                                                                                         253,889            (21,261)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $           100    $        39,463    $       556,255    $      (874,086)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $       539,963    $       231,521    $       509,258    $    (1,715,610)

RECEIPTS                                             15,151,743         29,200,000

TRANSFERS BETWEEN ACCOUNTS                --                           (15,395,200)         2,850,000          7,068,230

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (15,691,606)       (13,996,858)        (2,803,003)        (6,226,706)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $           100    $        39,463    $       556,255    $      (874,086)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $            --    $        10,426    $       297,111

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                              (797,581)

OTHER                                                                                          11,648            244,276
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $        22,074    $      (256,194)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $        13,465    $      (421,404)

RECEIPTS                                                                                    7,265,753         51,617,496

TRANSFERS BETWEEN ACCOUNTS           421,076              8,799                                               (5,047,095)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (421,076)            (8,799)                           (7,257,144)       (46,405,192)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $        22,074    $      (256,195)
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.            CASE NUMBER:     01-37806-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



                                                                                                                         FILING TO
      INSIDERS: NAME/POSITION/COMP TYPE(2)        8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
------------------------------------------------  ------------  --------   ----------  ---------  ---------  ---------   ---------
 1. Frank Diassi/Chairman of Board/Salary          $ 46,875     $ 31,250   $   31,250  $  31,250  $  31,250  $      --   $ 171,875
 2. Frank Diassi/Chairman of Board/Bonus                 --       23,438           --         --
 3. Frank Diassi/Chairman of Board/Expenses             521        1,741           --         --         --         --       2,262
    Frank Diassi/Chairman of Board/Vacation
    payout                                                                                           45,193
 4. David Elkins/President/Salary                    43,750       29,167       29,167     29,167     29,167         --     160,418
 5. David Elkins/President/Bonus                         --       21,875           --         --     21,875
 6. David Elkins/President/Expenses                   5,013           35          410         --      2,035         --       7,493
 7. Richard Crump/Exec VP Opers/Salary               37,500       25,000       25,000     25,000     25,000         --     137,500
 8. Richard Crump/Exec VP Opers/Bonus                    --       18,750           --         --     18,750
 9. Richard Crump/Exec VP Opers/Expense               2,192        2,939          642      2,331        531         --       8,635
10. Paul Vanderhoven/VP Finance & CFO/Salary         25,000       16,667       16,667     16,667     16,667         --      91,668
11. Paul Vanderhoven/VP Finance & CFO/Bonus              --       10,000           --         --     10,000
12. Paul Vanderhoven/VP Finance & CFO/Expense            --        5,573          974         --      2,199
13. Robert Roten/Former Pres & Board Member/SERP      2,328        2,328        2,328      2,328      2,328         --      11,640
    Robert Roten/Former Pres & Board
14. Member/Consulting fee                            10,000           --           --         --         --         --      10,000
    Robert Roten/Former Pres & Board
15. Member/BOD fee                                       --           --       17,550         --
16. Rolf Towe/Board Member                               --           --       10,150         --
17. Hunter Nelson/Board Member                           --           --       13,550         --
18. Frank Hevrdejs/Board Member                          --           --       10,750         --
                                                   --------     --------   ----------  ---------  ---------  ---------   ---------
TOTAL INSIDERS (MOR-1)                             $173,179     $188,763   $  158,438  $ 106,743  $ 204,995  $      --   $ 601,491
                                                   ========     ========   ==========  =========  =========  =========   =========



       PROFESSIONALS                                                                                                     FILING TO
      NAME/ORDER DATE                             8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002       DATE
---------------------------------                 ------------  ---------  ----------  ---------  ---------  ---------  -----------
 1. Logan & Company, Inc.                         $         --  $  11,243  $   15,330  $  65,978  $  30,272  $      --  $122,823.56
 2. Andrews & Kurth LLP                                     --         --     324,139         --    210,726         --      534,866
 3. US Trustee                                              --         --      40,250         --         --         --       40,250
 4. Skadden, Arps, Slate, Meagher & Flom LLP                --         --     751,593         --         --         --      751,593
 5. Akin Gump Strauss                                       --         --     277,168    126,980    231,124         --      635,272
 6. Arthur Andersen                                         --         --          --    134,935     31,792         --      166,727
 7. Lazard Freres & Co. LLC                                                              268,613         --
 8. Baker & Botts                                                                        154,797    132,523
 9. Groom Law Group                                                                       11,331      4,587
10. Nexant, Inc.                                                                          40,250     42,764
                                                  ------------  ---------  ----------  ---------  ---------  ---------  -----------
TOTAL PROFESSIONALS (MOR-1)                       $         --  $  11,243  $1,408,481  $ 802,884  $ 683,788  $      --  $ 2,251,531
                                                  ============  =========  ==========  =========  =========  =========  ===========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9